     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 2001
                                                   REGISTRATION NO. 333-________
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                           LIFE FINANCIAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)
                            ------------------------

                   DELAWARE                            33-0743196
        (State or Other Jurisdiction of             (I.R.S. Employer
        Incorporation or Organization)             Identification No.)

                         10540 MAGNOLIA AVENUE, SUITE B
                        RIVERSIDE, CALIFORNIA 92505-1814
                                (909) 637-4000
                    (Address of Principal Executive Offices)

                            ------------------------

                           LIFE FINANCIAL CORPORATION
                           2000 STOCK INCENTIVE PLAN
                            (Full Title of the Plan)

                            ------------------------

                               STEVEN R. GARDNER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           LIFE FINANCIAL CORPORATION
                         10540 MAGNOLIA AVENUE, SUITE B
                        RIVERSIDE, CALIFORNIA 92505-1814
                    (Name and Address of Agent For Service)

                                 (909) 637-4000
         (Telephone Number, Including Area Code, of Agent For Service)

                                    COPY TO:

                           BLASE P. DILLINGHAM, ESQ.
                       ORRICK, HERRINGTON & SUTCLIFFE LLP
                     777 SOUTH FIGUEROA STREET, SUITE 3200
                         LOS ANGELES, CALIFORNIA 90017
                                 (213) 629-2020
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                              AMOUNT                 PROPOSED                PROPOSED               AMOUNT OF
                                              TO BE              MAXIMUM OFFERING       MAXIMUM AGGREGATE          REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED      REGISTERED(1)         PRICE PER SHARE(2)      OFFERING PRICE(2)              FEE
Common Stock, par value $0.01...             653,400                  $2.943                $1,922,898               $480.72

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 2000 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the Registrant's outstanding shares of Common Stock.

(2) Calculated solely for purposes of this offering in accordance with Rule 457(h) of the Securities Act of 1933, as amended (the "Securities Act"). The Proposed Maximum Offering Price Per Share represents the weighted average exercise price of outstanding options to purchase common stock under the 2000 Stock Incentive Plan.

This Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission, and sales of the registered securities will begin as soon as reasonably practicable after such effective date.

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
                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

GENERAL INSTRUCTION E INFORMATION

    This Registration Statement is being filed for the purpose of increasing the number of securities of the same class as other securities for which a Registration Statement of LIFE Financial Corporation relating to the LIFE Financial Corporation 2000 Stock Incentive Plan is effective. LIFE Financial Corporation's Form S-8 Registration Statement No. 333-51425 is hereby incorporated by reference.

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, filed with the Commission on April 2, 2001;

    (b) All other reports filed by the Registrant pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act") since the end of the fiscal year covered by the Registrant's latest annual report; and

    (c) The Registrant's Registration Statement on Form 8-A filed with the Commission on June 6, 1997 which provides a description of the Registrant's Common Stock, including any amendments or reports filed for the purpose of updating such description.

    All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES

    Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Law") authorizes a Delaware corporation to indemnify officers, directors, employees and agents of the corporation, in connection with actual or threatened actions, suits or proceedings provided that such officer, director, employee or agent acted in good faith and in a manner such officer reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. This authority is sufficiently broad to permit indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

    The Registrant's Restated Certificate of Incorporation and By-laws provide for indemnification of officers and directors to the fullest extent permitted by Delaware Law. In addition, the Registrant has, and intends in the future to enter into, agreements to provide indemnification for directors and officers in addition to that provided for in the Restated Certificate of Incorporation and By-laws.

    In addition, the Registrant has, and intends in the future to enter into, agreements to provide indemnification for directors and officers in addition to that contained in the Restated Certificate of Incorporation and By-laws. The Registrant also carries liability insurance covering officers and directors.

    The Registrant's 2000 Stock Incentive Plan (the "2000 Plan") provides for the indemnification of the members of the Board of Directors of the Registrant and members of the 2000 Plan administration committee in connection with their actions under the 2000 Plan.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

    Not applicable.

ITEM 8.  EXHIBITS

       EXHIBIT
       NUMBER                                       NAME
---------------------   ------------------------------------------------------------
         5.1            Opinion and Consent of Orrick, Herrington & Sutcliffe LLP.

        23.1            Consent of Deloitte & Touche LLP.

        23.2            Consent of Grant Thornton LLP.

        23.3            Consent of Orrick, Herrington & Sutcliffe LLP is included in
                        Exhibit 5.1 to this Registration Statement.

        24.1            Power of Attorney is included on the signature page of this
                        Registration Statement.

ITEM 9.  UNDERTAKINGS

        (a) The undersigned Registrant hereby undertakes:

           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

               (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

               (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

              (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

           provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

           (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Riverside, State of California on the 9 of April, 2001.

                                                       LIFE FINANCIAL CORPORATION
                                                       (Registrant)

                                                       By:            /s/ STEVEN R. GARDNER
                                                            -----------------------------------------
                                                                        Steven R. Gardner
                                                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               POWER OF ATTORNEY

KNOW BY ALL PERSONS BY THESE PRESENTS:

    That the undersigned officers and directors of LIFE Financial Corporation, a Delaware corporation, do hereby constitute and appoint STEVEN R. GARDNER and ROY PAINTER their lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorney and agent determines may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                SIGNATURE                                     TITLE                         DATE
                ---------                                     -----                         ----
          /s/ STEVEN R. GARDNER               President, Chief Executive Officer and
    ---------------------------------           Chief Operating Officer (Principal      April 9, 2001
            Steven R. Gardner                           Executive Officer)

            /s/ ROY L. PAINTER              Senior Vice President and Chief Financial
    ---------------------------------        Officer (Principal Financial Officer and   April 9, 2001
               Roy Painter                        Principal Accounting Officer)

          /s/ RONALD G. SKIPPER
    ---------------------------------           Chairman of the Board of Directors      April 9, 2001
            Ronald G. Skipper

             /s/ JOHN GODDARD
    ---------------------------------                        Director                   April 9, 2001
               John Goddard

          /s/ MILTON E. JOHNSON
    ---------------------------------                        Director                   April 9, 2001
            Milton E. Johnson

           /s/ EDGAR C. KELLER
    ---------------------------------                        Director                   April 9, 2001
             Edgar C. Keller

                SIGNATURE                                     TITLE                         DATE
                ---------                                     -----                         ----
            /s/ KENT G. SNYDER
    ---------------------------------                        Director                   April 9, 2001
              Kent G. Snyder